EXHIBIT 10.6




August 11, 1994




Mr. John Raos
President and Chief Operating Officer
Hanson Industries
99 Wood Avenue South
Iselin, NJ 08830



Dear John:

I just wanted to send you a note to confirm your agreement to extend our lease at the Histacount facility until September 30, 1995 at an annual rental of $75,000.

Sincerely,


\s\ Thomas C. DeFazio

Thomas C. DeFazio
Executive Vice President
and Chief Financial Officer

TCD/vw




Confirmed: \s\ John G. Raos
           President and Chief Operating Officer